REAVES UTILITY INCOME FUND	1290 Broadway
(NYSE Amex: UTG)	Suite 1100
Denver, Colorado 80203
PRESS RELEASE	800-644-5571

FOR IMMEDIATE RELEASE

November 30, 2011

REAVES UTILITY INCOME FUND

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On November 30, 2011, the Reaves Utility Income Fund (NYSE AMEX: UTG) (the “Fund”), a closed-end sector fund paid a monthly distribution on its common stock of $0.125 per share to shareholders of record at the close of business on November 18, 2011.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($ )%
Net Investment Income	0.0614	49.13%
Net Realized Short-Term Capital Gain	0.0636	50.87%
Net Realized Long-Term Capital Gain	0.00	0.00%
Return of Capital or other Capital Source	0.00	0.00%

Total (per common share)	0.1250	100.00%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($ )%
Net Investment Income	0.0614	49.13%
Net Realized Short-Term Capital Gain	0.0636	50.87%
Net Realized Long-Term Capital Gain	0.00	0.00%
Return of Capital or other Capital Source	0.00	0.00%

Total (per common share)	0.1250	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2010 through 10/31/2011)
Annualized Distribution Rate as a Percentage of NAV^	0.53%
Cumulative Distribution Rate on NAV^	0.53%
Cumulative Total Return on NAV*	8.92%
Average Annual Total Return on NAV for the 5 Year Period Ending 10/31/2011**	-1.80%

^

Based on the Fund’s NAV as of October 31, 2011. Note the table above shows cumulative distributions for the current fiscal year (ending 10/31/12), of $0.125 per common share, as an annualized rate based on the 10/31/11 NAV. Had cumulative distributions for the previous fiscal year (ended 10/31/11), of $1.45 per common share, been used the annualized rate would have been 6.12%.

*	Cumulative fiscal year-to-date return is based on the change in NAV (effect of dividends reinvested not included) for the period November 1, 2010, through October 31, 2011.
**	The 5 year average annual total return is based on change in NAV only (no dividends reinvested) and is through the last day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

www.utilityincomefund.com

REAVES UTILITY INCOME FUND	1290 Broadway
(NYSE Amex: UTG)	Suite 1100
Denver, Colorado 80203
PRESS RELEASE	800-644-5571

FOR IMMEDIATE RELEASE

January 13, 2012

REAVES UTILITY INCOME FUND

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On January 13, 2012, the Reaves Utility Income Fund (NYSE AMEX: UTG) (the “Fund”), a closed-end sector fund, paid a monthly distribution on its common stock of $0.125 per share to shareholders of record at the close of business on December 30, 2011.

On January 13, 2012, the Fund also paid a special capital gains distribution on its common stock of $0.332 per share to shareholders of record at the close of business on December 30, 2011.

The aggregate per share distribution paid on January 13, 2012 was $0.457 (monthly distribution of $0.125 plus special capital gains distribution of $0.332).

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.1204	26.35%
Net Realized Short-Term Capital Gain	0.2916	63.80%
Net Realized Long-Term Capital Gain	0.0450	9.85%
Return of Capital or other Capital Source	0.00	0.00%

Total (per common share)	0.4570	100.00%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.3175	44.91%
Net Realized Short-Term Capital Gain	0.3445	48.73%
Net Realized Long-Term Capital Gain	0.0450	6.36%
Return of Capital or other Capital Source	0.00	0.00%

Total (per common share)	0.7070	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2011 through 12/31/2011)
Annualized Distribution Rate as a Percentage of NAV^	17.45%
Cumulative Distribution Rate on NAV^	2.92%
Cumulative Total Return on NAV*	2.32%
Average Annual Total Return on NAV for the 5 Year Period Ending 12/31/2011**	-2.06%

^	Based on the Fund’s NAV as of December 31, 2011.
*	Cumulative fiscal year-to-date return is based on the change in NAV (effect of dividends reinvested not included) for the period November 1, 2011, through December 31, 2011.
**	The 5 year average annual total return is based on change in NAV only (no dividends reinvested) and is through the last day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

www.utilityincomefund.com

REAVES UTILITY INCOME FUND	1290 Broadway
(NYSE Amex: UTG)	Suite 1100
Denver, Colorado 80203
PRESS RELEASE	800-644-5571

FOR IMMEDIATE RELEASE

February 29, 2012

REAVES UTILITY INCOME FUND

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On February 29, 2012, the Reaves Utility Income Fund (NYSE AMEX: UTG) (the “Fund”), a closed-end sector fund, paid a monthly distribution on its common stock of $0.125 per share to shareholders of record at the close of business on February 17, 2012.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($ )%
Net Investment Income	0.0924	73.95%
Net Realized Short-Term Capital Gain	0.0326	26.05%
Net Realized Long-Term Capital Gain	0.00	0.00%
Return of Capital or other Capital Source	0.00	0.00%

Total (per common share)	0.1250	100.00%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($ )%
Net Investment Income	0.3994	48.00%
Net Realized Short-Term Capital Gain	0.3876	46.59%
Net Realized Long-Term Capital Gain	0.0450	5.41%
Return of Capital or other Capital Source	0.00	0.00%

Total (per common share)	0.8320	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2011 through 1/31/2012)
Annualized Distribution Rate as a Percentage of NAV^	13.82%
Cumulative Distribution Rate on NAV^	3.48%
Cumulative Total Return on NAV*	0.80%
Average Annual Total Return on NAV for the 5 Year Period Ending 1/31/2012**	-2.40%

^	Based on the Fund’s NAV as of January 31, 2012.
*	Cumulative fiscal year-to-date return is based on the change in NAV (effect of dividends reinvested not included) for the period November 1, 2011, through January 31, 2012.
**	The 5 year average annual total return is based on change in NAV only (no dividends reinvested) and is through the last day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

REAVES UTILITY INCOME FUND	1290 Broadway
(NYSE Amex: UTG)	Suite 1100
Denver, Colorado 80203
PRESS RELEASE	800-644-5571

FOR IMMEDIATE RELEASE

May 1, 2012

REAVES UTILITY INCOME FUND

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On April 30, 2012, the Reaves Utility Income Fund (NYSE AMEX: UTG) (the “Fund”), a closed-end sector fund, paid a monthly distribution on its common stock of $0.125 per share to shareholders of record at the close of business on April 20, 2012.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($ )%
Net Investment Income	0.1092	87.37%
Net Realized Short-Term Capital Gain	0.0158	12.63%
Net Realized Long-Term Capital Gain	0.00	0.00%
Return of Capital or other Capital Source	0.00	0.00%

Total (per common share)	0.1250	100.00%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($ )%
Net Investment Income	0.6337	58.57%
Net Realized Short-Term Capital Gain	0.4033	37.27%
Net Realized Long-Term Capital Gain	0.0450	4.16%
Return of Capital or other Capital Source	0.00	0.00%

Total (per common share)	1.0820	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2011 through 3/31/2012)
Annualized Distribution Rate as a Percentage of NAV^	10.61%
Cumulative Distribution Rate on NAV^	4.42%
Cumulative Total Return on NAV*	3.38%
Average Annual Total Return on NAV for the 5 Year Period Ending 3/31/2012**	-2.84%

^	Based on the Fund’s NAV as of March 31, 2012.
*	Cumulative fiscal year-to-date return is based on the change in NAV (effect of dividends reinvested not included) for the period November 1, 2011, through March 31, 2012.
**	The 5 year average annual total return is based on change in NAV only (no dividends reinvested) and is through the last day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

REAVES UTILITY INCOME FUND	1290 Broadway
(NYSE Amex: UTG)	Suite 1100
Denver, Colorado 80203
PRESS RELEASE	800-644-5571

FOR IMMEDIATE RELEASE

May 31, 2012

REAVES UTILITY INCOME FUND

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On May 31, 2012, the Reaves Utility Income Fund (NYSE AMEX: UTG) (the “Fund”), a closed-end sector fund, paid a monthly distribution on its common stock of $0.125 per share to shareholders of record at the close of business on May 18, 2012.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($ )%
Net Investment Income	0.0806	64.48%
Net Realized Short-Term Capital Gain	0.0356	28.51%
Net Realized Long-Term Capital Gain	0.0088	7.01%
Return of Capital or other Capital Source	0.00	0.00%

Total (per common share)	0.1250	100.00%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($ )%
Net Investment Income	0.7143	59.18%
Net Realized Short-Term Capital Gain	0.4389	36.36%
Net Realized Long-Term Capital Gain	0.0538	4.46%
Return of Capital or other Capital Source	0.00	0.00%

Total (per common share)	1.2070	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2011 through 4/30/2012)
Annualized Distribution Rate as a Percentage of NAV^	9.71%
Cumulative Distribution Rate on NAV^	4.84%
Cumulative Total Return on NAV*	5.19%
Average Annual Total Return on NAV for the 5 Year Period Ending 4/30/2012**	-3.06%

^	Based on the Fund’s NAV as of April 30, 2012.
*	Cumulative fiscal year-to-date return is based on the change in NAV (effect of dividends reinvested not included) for the period November 1, 2011, through April 30, 2012.
**	The 5 year average annual total return is based on change in NAV only (no dividends reinvested) and is through the last day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

REAVES UTILITY INCOME FUND	1290 Broadway
(NYSE MKT: UTG)	Suite 1100
Denver, Colorado 80203
PRESS RELEASE	800-644-5571

FOR IMMEDIATE RELEASE

July 31, 2012

REAVES UTILITY INCOME FUND

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On July 31, 2012, the Reaves Utility Income Fund (NYSE MKT: UTG) (the “Fund”), a closed-end sector fund, paid a monthly distribution on its common stock of $0.125 per share to shareholders of record at the close of business on July 2, 2012.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($ )%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.1250	100.00%
Return of Capital or other Capital Source	0.00	0.00%

Total (per common share)	0.1250	100.00%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($ )%
Net Investment Income	0.8393	57.61%
Net Realized Short-Term Capital Gain	0.4389	30.12%
Net Realized Long-Term Capital Gain	0.1788	12.27%
Return of Capital or other Capital Source	0.00	0.00%

Total (per common share)	1.4570	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2011 through 6/30/2012)
Annualized Distribution Rate as a Percentage of NAV^	8.69%
Cumulative Distribution Rate on NAV^	5.79%
Cumulative Total Return on NAV*	6.25%
Average Annual Total Return on NAV for the 5 Year Period Ending 6/30/2012**	-2.78%

^	Based on the Fund’s NAV as of June 30, 2012.
*	Cumulative fiscal year-to-date return is based on the change in NAV (effect of dividends reinvested not included) for the period November 1, 2011, through June 30, 2012.
**	The 5 year average annual total return is based on change in NAV only (no dividends reinvested) and is through the last day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

REAVES UTILITY INCOME FUND	1290 Broadway
(NYSE MKT: UTG)	Suite 1100
Denver, Colorado 80203
PRESS RELEASE	800-644-5571

FOR IMMEDIATE RELEASE

September 5, 2012

REAVES UTILITY INCOME FUND

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On August 31, 2012, the Reaves Utility Income Fund (NYSE MKT: UTG) (the “Fund”), a closed-end sector fund, paid a monthly distribution on its common stock of $0.125 per share to shareholders of record at the close of business on August 24, 2012.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($ )%
Net Investment Income	0.1150	92.00%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.0100	8.00%
Return of Capital or other Capital Source	0.00	0.00%

Total (per common share)	0.1250	100.00%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($ )%
Net Investment Income	0.9643	60.96%
Net Realized Short-Term Capital Gain	0.4299	27.17%
Net Realized Long-Term Capital Gain	0.1878	11.87%
Return of Capital or other Capital Source	0.00	0.00%

Total (per common share)	1.582	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2011 through 7/31/2012)
Annualized Distribution Rate as a Percentage of NAV^	7.99%
Cumulative Distribution Rate on NAV^	6.00%
Cumulative Total Return on NAV*	11.36%
Average Annual Total Return on NAV for the 5 Year Period Ending 7/31/2012**	-0.99%

^	Based on the Fund’s NAV as of July 31, 2012.
*	Cumulative fiscal year-to-date return is based on the change in NAV (effect of dividends reinvested not included) for the period November 1, 2011, through July 31, 2012.
**	The 5 year average annual total return is based on change in NAV only (no dividends reinvested) and is through the last day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

REAVES UTILITY INCOME FUND	1290 Broadway
(NYSE MKT: UTG)	Suite 1100
Denver, Colorado 80203
PRESS RELEASE	800-644-5571

FOR IMMEDIATE RELEASE

October 31, 2012

REAVES UTILITY INCOME FUND

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On October 31, 2012, the Reaves Utility Income Fund (NYSE MKT: UTG) (the “Fund”), a closed-end sector fund, paid a monthly distribution on its common stock of $0.13125 per share to shareholders of record at the close of business on October 19, 2012.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($ )%
Net Investment Income	0.09867	75.18%
Net Realized Short-Term Capital Gain	0.01947	14.83%
Net Realized Long-Term Capital Gain	0.01311	9.99%
Return of Capital or other Capital Source	0.00000	0.00%

Total (per common share)	0.13125	100.00%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($ )%
Net Investment Income	1.20111	65.34%
Net Realized Short-Term Capital Gain	0.43958	23.91%
Net Realized Long-Term Capital Gain	0.19756	10.75%
Return of Capital or other Capital Source	0.00000	0.00%

Total (per common share)	1.83825	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2011 through 9/30/2012)
Annualized Distribution Rate as a Percentage of NAV^	7.73%
Cumulative Distribution Rate on NAV^	7.09%
Cumulative Total Return on NAV*	9.37%
Average Annual Total Return on NAV for the 5 Year Period Ending 9/30/2012**	-2.23%

^	Based on the Fund’s NAV as of September 30, 2012.
*	Cumulative fiscal year-to-date return is based on the change in NAV (effect of dividends reinvested not included) for the period November 1, 2011, through September 30, 2012.
**	The 5 year average annual total return is based on change in NAV only (no dividends reinvested) and is through the last day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.